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                                                                  EXHIBIT 99(ii)
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         The Financial Reports, as amended, which are being filed as an exhibit to the Form 8-K of Cincinnati Microwave, Inc., date of report October 24, 1997, are being filed without the schedules to the Monthly Cash Statement (Form 5).
Set forth below is a list of the omitted Schedules to Form 5 which Cincinnati Microwave, Inc. hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request: (i) Fifth Third Bank statement regarding the Company's General Account and (ii) the Supplement to Disbursements containing a listing of the Company's wire transfers, system checks and manual checks.


                                                CINCINNATI MICROWAVE, INC.




                                                By: /s/ George W. Fels
                                                   -----------------------------
                                                       George W. Fels
                                                       President